UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2021
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 10, 2021, the Board of Directors of Directors of Sonic Automotive, Inc. (the “Company”) adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”) effective immediately. The amendment and restatement was done to add exclusive forum provisions to the Bylaws designating the state and federal courts of Delaware as the exclusive forums in which certain claims against the Company may be brought. The Board of Directors believes that such designation promotes the efficient resolution of claims and avoids duplicative lawsuits being brought in multiple jurisdictions. The Board of Directors also believes that the Delaware courts are widely regarded as the leading courts for the determination of disputes involving a company’s internal affairs in terms of precedent, experience and focus.
Also on February 10, 2021, the Board of Directors unanimously decided to seek stockholder approval of an amendment (the “Proposed Amendment”) to our Amended and Restated Certificate of Incorporation at the Company’s next regularly scheduled annual meeting of stockholders, which Proposed Amendment would add exclusive forum provisions to our Amended and Restated Certificate of Incorporation substantially identical to the provisions added to the Bylaws. The Proposed Amendment would only become effective upon approval by the Company’s stockholders. Further, should the stockholders of the Company fail to approve the Proposed Amendment, the Board of Directors has resolved to further amend and restate the Bylaws to remove the exclusive forum provisions.
The foregoing description is qualified in its entirety by reference to the full text of the Company’s Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 8.01 Other Events.
The Company is also providing the following update to the Risk Factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated by the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2020:
Our Amended and Restated Bylaws designate the state and federal courts of Delaware as the exclusive forums for certain claims against the Company which could increase the costs of bringing a claim or limit the ability of a stockholder to bring a claim in a judicial forum viewed by a stockholder as favorable.
Our Amended and Restated Bylaws provide that the Court of Chancery of the State of Delaware is the sole and exclusive forum for claims for (1) any derivative action or proceeding brought on behalf of Sonic (other than derivative actions brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder); (2) any action asserting a claim of a breach of, or based on, a fiduciary duty owed by any current or former director, officer or other employee of Sonic to Sonic or Sonic’s stockholders; (3) any action asserting a claim against Sonic or any current or former director, officer, or other employee or stockholder of Sonic arising pursuant to any provision of the Delaware General Corporation Law or the Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws; or (4) any action asserting a claim against Sonic governed by the internal affairs doctrine of the State of Delaware. Our Amended and Restated Bylaws also provide that, unless the Board otherwise consents in writing, to the extent permitted by applicable law, the United States District Court for the District of Delaware shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act, the Exchange Act or any ancillary claims related thereto which are subject to the ancillary jurisdiction of the federal courts.
The exclusive forum provision of our Amended and Restated Bylaws may increase the costs to bring a claim, discourage claims or limit a stockholder’s ability to bring a claim in a judicial forum that he, she or it finds favorable for disputes with the Company or the Company’s directors, officers or other employees. Such provisions may also discourage lawsuits against the Company or the Company’s directors, officers and other employees. The Delaware courts or the United States District Court for the District of Delaware may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments may be more or less favorable to us than to our stockholders.
While the Delaware Supreme Court ruled in March 2020 that federal forum selection provisions requiring claims under the Securities Act be brought in federal court are “facially valid” under Delaware law, there is uncertainty as to whether courts in other jurisdictions will enforce provisions such as those contemplated in our Amended and Restated Bylaws, including whether a court would enforce the provision requiring claims arising under the Securities Act or the Exchange Act to be brought in the United States District Court for the District of Delaware. If the exclusive forum provision of our Amended and

Restated Bylaws is found to be unenforceable in a particular action, we or a stockholder may incur additional costs associated with resolving such an action or the validity of the exclusive forum clause on appeal.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

3.1	Bylaws of Sonic Automotive, Inc., as amended and restated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

February 12, 2021	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel